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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              January 28, 2000
                                                              ----------------

                           Dominion Resources, Inc.
                           ------------------------
            (Exact name of registrant as specified in its charter)


          Virginia                      1-8489                    54-1229715
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)


120 Tredegar Street, Richmond, Virginia                      23219
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:               (804) 819-2000
                                                                  --------------


              --------------------------------------------------
         (Former name or former address if changed since last report.)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

    The audited financial statements of the business acquired, Consolidated Natural Gas Company (CNG), for the fiscal year ended December 31, 1999, together with the report of independent auditors, were incorporated by reference in the Dominion Resources Inc. (Dominion or DRI) Form 8-K, File No. 1-8489 filed February 1, 2000. The financial statements were incorporated from CNG's Form 8-K, File No. 1-3196, filed January 27, 2000.

(b) Pro forma financial information.

    The Unaudited Pro Forma Combined Consolidated Financial Statements of Dominion and CNG (the "Pro Forma Financial Statements"), which are Exhibits to this filing, illustrate the pro forma effect of the merger between Dominion and CNG (the "Merger") accounted for as a purchase business combination. The Unaudited Pro Forma Combined Consolidated Balance Sheet has been prepared as if such transactions occurred on December 31, 1999; the Unaudited Pro Forma Combined Condensed Consolidated Statement of Income from continuing operations has been prepared as if such transactions occurred as of January 1, 1999. The Pro Forma Financial Statements reflect Dominion having acquired 100% of the outstanding common shares of CNG in exchange for
    87.4 million shares of Dominion common stock, valued at $3.5 billion, and cash of $2.8 billion.

    A final determination of required purchase accounting adjustments has not been completed; accordingly, the purchase accounting adjustments made in connection with the development of the Pro Forma Financial Statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information. The significant adjustments to the pro forma financial position reflect (i) the debt incurred to finance the transaction, (ii) the excess fair value of the pension plan assets over CNG's pension obligations recorded as part of the purchase price allocation, and (iii) the common stock issued and repurchased to consummate the Merger.

    Management believes that the pro forma adjustments and the underlying assumptions reasonably present the significant pro forma effects of the Merger. Upon completion of post-merger restructuring activities, the actual financial position and results of operations of the combined entity will differ, perhaps significantly, from the pro forma amounts reflected herein because of changes in operating results between the dates of the pro forma financial information and the date on which the purchase accounting adjustments are finalized. The Pro Forma Financial Statements are not necessarily indicative of actual operating results or financial position had the transactions occurred as of the dates indicated above, nor do they purport to indicate operating results or financial position which may be attained in the future.

    The pro forma adjustments do not reflect any potential operating efficiencies or cost savings which Dominion believes are achievable with respect to the combined companies.

(c) Exhibits

99 Dominion and its subsidiary companies unaudited pro forma combined consolidated financial statements and related footnotes for the year end December 31, 1999 (filed herewith).

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DOMINION RESOURCES, INC.
                                           Registrant


                                   /s/James L. Trueheart
                                   --------------------
                                   James  L. Trueheart
                            Group Vice President and Controller
                             (Principal Accounting Officer)


Date: March 24, 2000

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